ARTISAN FUNDS, INC.

SUPPLEMENT DATED MARCH 8, 2011

TO THE PROSPECTUSES OF ARTISAN FUNDS, INC. (Investor Shares and Institutional Shares)

DATED JANUARY 28, 2011

ARTISAN INTERNATIONAL VALUE FUND

Effective March 9, 2011, Artisan International Value Fund will be closed to most new investors. The Fund will accept new accounts from certain investors who satisfy new account eligibility requirements.